P C I
                          PREMIUM CIGARS INTERNATIONAL


NUMBER                                                                    SHARES

                       PREMIUM CIGARS INTERNATIONAL. LTD.
               INCORPORATED UNDER THE LAWS OF THE STATE OF ARIZONA
                    10,000,000 AUTHORIZED SHARES NO PAR VALUE


                                                            CUSIP 740588 10 8
                                                               SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT


Is The Owner of

        FULLY PAID AND NON-ASSESSABLE SHARES OF NO PAR VALUE COMMON STOCK
OF

                       PREMIUM CIGARS INTERNATIONAL, LTD.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:

                       PREMIUM CIGARS INTERNATIONAL, LTD.
                                 CORPORATE SEAL
                                     ARIZONA

         SECRETARY                                           PRESIDENT

COUNTERSIGNED AND REGISTERED:
         American Securities Transfer & Trust, Inc.
         P. O. Box 1596
         Denver, Colorado 80201

By___________________________
Transfer Agent & Registrar Authorized Signature

                       PREMIUM CIGARS INTERNATIONAL, LTD.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --as tenants in common                    UNIF GIFT MIN ACT -- ......Custodian.......
TEN ENT -- as tenants by the entireties                                (Cust)         (Minor)
JT TEN -- as joint tenants with right of                    under the Uniform Gifts to Minors
          survivorship and not as tenants                   Act .............
          in common                                               (State)


     Additional abbreviations may also be used though not in the above list.

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For Value Received, _______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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attorney-in-fact  to  transfer  the said stock on the books of the  within-named
Corporation, with full power of substitution in the premises.

Dated ___________________________


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            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
            NAME(S)  AS  WRITTEN UPON  THE FACE  OF  THE  CERTIFICATE  IN  EVERY
            PARTICULAR,  WITHOUT  ALTERATION  OR  ENLARGEMENT  OR   ANY   CHANGE
            WHATSOEVER.

Signature(s) Guaranteed:

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The signature(s) must be guaranteed by an eligible guarantor institution (Banks,
Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15